Exhibit 99.2

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3

Consolidated Financial Statements

Income Statements	4-5

Balance Sheets	6

Property and Casualty

Condensed Income Statements	7

Property and Casualty Consolidated Balance Sheets	8

GAAP Underwriting Results	9-12

Investments

Net Investment Income	13

Net Realized Investment Gains (Losses)	14

Unrealized Losses	15

Credit Quality of Fixed Maturities	16

Top 25 Financial Holdings	17

Top 25 Non-Financial Holdings	18

Property and Casualty Statutory Ratios	19-20

Historical Financial Highlights	21-22

Other Information	23

Corporate Information

Market and Dividend Information

Industry Ratings

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended June 30			Six Months ended June 30
(In millions)	2009	2008	% Change	2009	2008	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$25.6	$38.6	(33.7)	$28.7	$65.7	(56.3)
Commercial Lines	50.9	52.7	(3.4)	98.5	120.7	(18.4)
Other	(0.2)	2.9	N/M	(1.0)	4.5	N/M

Total Property and Casualty	76.3	94.2	(19.0)	126.2	190.9	(33.9)

Interest expense on corporate debt	(10.5)	(9.9)	6.1	(20.9)	(19.9)	5.0

Total segment income	65.8	84.3	(21.9)	105.3	171.0	(38.4)

Federal income tax expense on P&C segment income	(25.6)	(32.3)	(20.7)	(42.2)	(64.9)	(35.0)
Federal income tax benefit on other segment income	3.8	3.5	8.6	7.3	7.0	4.3

Total federal income tax expense on segment income	(21.8)	(28.8)	(24.3)	(34.9)	(57.9)	(39.7)

Total segment income after taxes	$44.0	$55.5	(20.7)	$70.4	$113.1	(37.8)

RECONCILIATION FROM SEGMENT
INCOME TO NET INCOME

Total segment income after taxes	$44.0	$55.5	(20.7)	$70.4	$113.1	(37.8)
Net realized investment losses	(3.6)	(7.6)	(52.6)	(9.7)	(7.9)	22.8
Gain on tender offer	34.3	—	N/M	34.3	—	N/M
Other non-segment items	0.1	—	N/M	—	—	N/M
Federal income tax expense on non-segment income	(11.7)	—	N/M	(11.7)	—	N/M

Income from continuing operations	63.1	47.9	31.7	83.3	105.2	(20.8)

Discontinued operations (net of taxes):
Gain (loss) from discontinued FAFLIC business
(Including loss on assets held-for-sale of $66.1 in 2008)	0.9	(67.7)	N/M	5.9	(71.2)	N/M
Gain (loss) from discontinued accident and health business	0.2	—	N/M	(3.1)	—	N/M
Income from operations of AMGRO
(Including gain on disposal of $11.1 in 2008)	—	10.4	N/M	—	10.1	N/M
Gain (loss) on disposal of variable life and annuity business	0.2	(0.8)	N/M	4.1	5.4	(24.1)
Other	—	—	—	—	(1.2)	N/M

Net income (loss)	$64.4	$(10.2)	N/M	$90.2	$48.3	86.7

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended June 30			Six Months ended June 30
	2009	2008	% Change	2009	2008	% Change
PER SHARE DATA (DILUTED)
Total segment income	$1.28	$1.63	(21.5)	$2.05	$3.28	(37.5)
Federal income tax expense on segment income	(0.42)	(0.56)	(25.0)	(0.68)	(1.11)	(38.7)

Total segment income after taxes	0.86	1.07	(19.6)	1.37	2.17	(36.9)
Net realized investment losses	(0.07)	(0.15)	(53.3)	(0.19)	(0.15)	26.7
Gain on tender offer	0.67	—	N/M	0.67	—	N/M
Federal income tax expense on non-segment income	(0.23)	—	N/M	(0.23)	—	N/M

Income from continuing operations	1.23	0.92	33.7	1.62	2.02	(19.8)

Discontinued operations (net of taxes):

Gain (loss) from discontinued FAFLIC business
(Including loss on assets held for sale of $1.27 in 2008)	0.02	(1.30)	N/M	0.11	(1.37)	N/M
Loss from discontinued accident and health business	—	—	—	(0.06)	—	N/M
Income from operations of AMGRO
(Including gain on disposal of $0.21 in 2008)	—	0.20	N/M	—	0.20	N/M
(Loss) gain on disposal of variable life and annuity business	—	(0.02)	N/M	0.08	0.10	(20.0)
Other	—	—	—	—	(0.02)	N/M

Net income (loss)	$1.25	$(0.20)	N/M	$1.75	$0.93	88.2

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	June 30 2009		December 31 2008		% Change
BALANCE SHEET

Shareholders’ equity
Property and Casualty Group	$2,329.2		$1,995.5		16.7
First Allmerica Financial Life Insurance Company (consolidated) (1)	—		78.1		N/M
THG Holding Company debt	(288.1)		(499.5)		(42.3)
THG Holding Company	180.0		313.1		(42.5)

Total shareholders’ equity	$2,221.1		$1,887.2		17.7

Property and Casualty Companies (2)
Total adjusted statutory capital	$1,698.5		$1,600.7		6.1
Premium to surplus ratio	1.5:1		1.6:1		—

Book value per share
Property and Casualty Group	$45.88		$39.20		17.0
First Allmerica Financial Life Insurance Company (consolidated)	—		1.53		N/M
THG Holding Company debt	(5.68)		(9.81)		(42.1)
THG Holding Company	3.55		6.16		(42.4)

Total book value per share	$43.75		$37.08		18.0

THG book value per share, excluding accumulated other comprehensive loss	$47.15		$44.64		5.6

Shares outstanding (3)	50.8		50.9

Stock price	$38.11		$42.97		(11.3)
Price/book value per share	0.9	x	1.2	x	(0.3)	x
Debt/equity	14.0%		28.1%		(14.1)	pts
Debt/total capital	12.2%		22.0%		(9.8)	pts

(1)	FAFLIC was sold to Commonwealth Annuity and Life Insurance Company effective January 2, 2009. December 31, 2008 reflects a dividend to THG Holding Company of $136.3 million.
(2)	Property and Casualty Companies includes The Hanover Insurance Company, Citizens Insurance Company of America, and all other insurance subsidiaries.
(3)	Shares outstanding do not include common stock equivalents.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
(In millions)	2009	2008	% Change	2009	2008	% Change
REVENUES
Premiums	$630.0	$619.3	1.7	$1,262.0	$1,237.0	2.0
Net investment income	61.3	63.8	(3.9)	126.2	128.4	(1.7)
Net realized investment losses:
Total other-than temporary impairment losses on securities	(18.1)	(8.3)	N/M	(34.6)	(13.6)	N/M
Portion of loss recognized in other comprehensive income	11.4	—	N/M	11.4	—	N/M

Net other-than temporary impairment losses on securities recognized in earnings	(6.7)	(8.3)	(19.3)	(23.2)	(13.6)	70.6
Realized gains from sales and other	3.1	0.7	N/M	13.5	5.7	N/M

Total net realized investment losses	(3.6)	(7.6)	(52.6)	(9.7)	(7.9)	22.8
Fees and other income	8.7	9.5	(8.4)	16.8	17.4	(3.4)

Total revenues	696.4	685.0	1.7	1,395.3	1,374.9	1.5

LOSSES AND EXPENSES
Losses and loss adjustment expenses	393.8	385.4	2.2	822.1	765.5	7.4
Policy acquisition expenses	144.8	139.0	4.2	287.9	276.4	4.2
Gain on tender offer	(34.3)	—	N/M	(34.3)	—	N/M
Other operating expenses	95.5	83.9	13.8	189.7	169.9	11.7

Total losses and expenses	599.8	608.3	(1.4)	1,265.4	1,211.8	4.4

Income from continuing operations before federal income taxes	96.6	76.7	25.9	129.9	163.1	(20.4)
Federal income tax expense	33.5	28.8	16.3	46.6	57.9	(19.5)

Income from continuing operations	63.1	47.9	31.7	83.3	105.2	(20.8)

Discontinued operations (net of taxes):

Gain (loss) from discontinued FAFLIC business (Including loss on assets held-for-sale of $66.1 in 2008)	0.9	(67.7)	N/M	5.9	(71.2)	N/M
Gain (loss) from discontinued accident and health business	0.2	—	N/M	(3.1)	—	N/M
Income from operations of AMGRO (Including gain on disposal of $11.1 in 2008)	—	10.4	N/M	—	10.1	N/M
Gain (loss) on disposal of variable life and annuity business	0.2	(0.8)	N/M	4.1	5.4	(24.1)
Other	—	—	—	—	(1.2)	N/M

Net income (loss)	$64.4	$(10.2)	N/M	$90.2	$48.3	86.7

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
	2009	2008	% Change	2009	2008	% Change

PER SHARE DATA (DILUTED)
Income from continuing operations	$1.23	$0.92	33.7	$1.62	$2.02	(19.8)

Discontinued operations (net of taxes):

Gain (loss) from discontinued FAFLIC business (Including loss on assets held-for-sale of $1.27 in 2008)	0.02	(1.30)	N/M	0.11	(1.37)	N/M

Loss from discontinued accident and health business	—	—	—	(0.06)	—	N/M

Income from operations of AMGRO (Including gain on disposal of $0.21 in 2008)	—	0.20	N/M	—	0.20	N/M

(Loss) gain on disposal of variable life and annuity business	—	(0.02)	N/M	0.08	0.10	(20.0)

Other	—	—	—	—	(0.02)	N/M

Net income (loss) (1)	$1.25	$(0.20)	N/M	$1.75	$0.93	88.2

Weighted average shares outstanding	51.4	51.8		51.4	52.0

(1)	Basic income per share was $1.26 and $(0.20) for the quarters ended June 30, 2009 and 2008, respectively, and $1.77 and $0.94 for the six months ended June 30, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	June 30 2009	December 31 2008	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,463.7 and $4,382.0)	$4,403.6	$4,140.9	6.3
Equity securities, at fair value (cost of $94.6 and $97.6)	92.1	76.2	20.9
Mortgage loans	26.2	31.1	(15.8)
Other long-term investments	16.9	18.4	(8.2)

Total investments	4,538.8	4,266.6	6.4

Cash and cash equivalents	281.0	397.7	(29.3)
Accrued investment income	50.9	52.3	(2.7)
Premiums, accounts and notes receivable, net	605.7	578.5	4.7
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,126.6	1,129.6	(0.3)
Deferred policy acquisition costs	272.3	264.8	2.8
Deferred federal income taxes	247.7	285.6	(13.3)
Goodwill	170.0	169.9	0.1
Other assets	323.4	315.7	2.4
Assets of discontinued operations	131.3	1,769.5	(92.6)

Total assets	$7,747.7	$9,230.2	(16.1)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Losses and loss adjustment expenses	$3,127.7	$3,201.3	(2.3)
Unearned premiums	1,267.1	1,246.3	1.7
Contractholder deposit funds and other policy liabilities	1.6	1.8	(11.1)

Total policy liabilities and accruals	4,396.4	4,449.4	(1.2)

Expenses and taxes payable	623.2	622.3	0.1
Reinsurance premiums payable	65.1	61.3	6.2
Long-term debt	309.9	531.4	(41.7)
Liabilities of discontinued operations	132.0	1,678.6	(92.1)

Total liabilities	5,526.6	7,343.0	(24.7)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 million shares	0.6	0.6	—
Additional paid-in capital	1,805.1	1,803.8	0.1
Accumulated other comprehensive loss	(173.0)	(384.8)	(55.0)
Retained earnings	1,073.3	949.8	13.0
Treasury stock at cost (9.7 and 9.6 million shares)	(484.9)	(482.2)	0.6

Total shareholders’ equity	2,221.1	1,887.2	17.7

Total liabilities and shareholders’ equity	$7,747.7	$9,230.2	(16.1)

PROPERTY & CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
(In millions)	2009	2008	% Change	2009	2008	% Change

REVENUES
Net premiums written	$663.1	$640.6	3.5	$1,293.0	$1,269.1	1.9
Change in unearned premiums, net of prepaid reinsurance premiums	(33.1)	(21.3)	55.4	(31.0)	(32.1)	(3.4)

Net premiums earned	630.0	619.3	1.7	1,262.0	1,237.0	2.0
Net investment income	61.1	63.6	(3.9)	125.8	128.0	(1.7)
Other income	9.8	11.4	(14.0)	19.1	21.6	(11.6)

Total segment revenue	700.9	694.3	1.0	1,406.9	1,386.6	1.5

LOSSES AND OPERATING EXPENSES
Losses and loss adjustment expenses	393.8	385.4	2.2	822.1	765.5	7.4
Policy acquisition expenses	144.8	139.0	4.2	287.9	276.4	4.2
Other operating expenses	86.0	75.7	13.6	170.7	153.8	11.0

Total losses and operating expenses	624.6	600.1	4.1	1,280.7	1,195.7	7.1

Segment income before federal income taxes	$76.3	$94.2	(19.0)	$126.2	$190.9	(33.9)

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY GROUP (1)

SELECT BALANCE SHEET INFORMATION

(In millions, except per share data)	June 30 2009	December 31 2008	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,253.7 and $4,154.9)	$4,224.1	$3,912.1	8.0
Equity securities, at fair value (cost of $96.1 and $88.3)	92.1	66.9	37.7
Mortgage loans	27.2	32.7	(16.8)
Other long-term investments	12.0	13.5	(11.1)

Total investments	4,355.4	4,025.2	8.2

Cash and cash equivalents	264.1	377.8	(30.1)
Accrued investment income	49.0	48.6	0.8
Premiums, accounts, and notes receivable, net	605.7	579.2	4.6
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,126.6	1,129.6	(0.3)
Deferred policy acquistion costs	272.3	264.8	2.8
Deferred federal income tax asset	242.6	220.8	9.9
Goodwill	170.0	169.9	0.1
Other assets	334.2	309.3	8.1
Assets of discontinued operations	131.3	—	N/M

Total assets	$7,551.2	$7,125.2	6.0

LIABILITIES
Policy liabilities and accruals:
Losses and loss adjustment expenses	$3,127.7	$3,201.3	(2.3)
Unearned premiums	1,267.1	1,246.3	1.7
Contractholder deposit funds and other policy liabilities	1.6	1.8	(11.1)

Total policy liabilities and accruals	4,396.4	4,449.4	(1.2)

Expenses and taxes payable	606.7	596.4	1.7
Reinsurance premiums payable	65.1	61.3	6.2
Long-term debt	21.8	22.6	(3.5)
Liabilities of discontinued operations	132.0	—	N/M

Total liabilities	$5,222.0	$5,129.7	1.8

(1)	Property and Casualty group includes The Hanover Insurance Company, Citizens Insurance Company of America, and AIX Holdings, Inc. and their subsidiaries, Verlan Fire Insurance Company, OPUS Investments, Inc. and other insurance and non-insurance subsidiaries.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Quarter ended June 30, 2009
	Personal Lines				Commercial Lines
(In millions)	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Net premiums written	$242.3	$118.6	$10.9	$371.8	$27.0	$52.4	$97.6	$114.1	$291.1	$0.2	$663.1

Net premiums earned	$245.1	$109.6	$9.7	$364.4	$28.5	$46.4	$90.6	$99.8	$265.3	$0.3	$630.0

Losses excluding prior year loss reserve development and catastrophe losses	158.4	59.4	3.4	221.2	19.3	24.6	36.1	43.6	123.6	(0.1)	344.7

Prior year loss reserve (favorable) unfavorable development	(20.8)	3.0	(0.9)	(18.7)	(4.3)	0.3	(7.9)	(5.9)	(17.8)	0.1	(36.4)

Pre-tax catastrophe losses	1.5	18.4	0.2	20.1	—	0.1	3.9	3.3	7.3	—	27.4

Loss adjustment expenses (1)	28.6	8.8	(0.1)	37.3	(1.1)	0.5	12.6	8.5	20.5	0.2	58.0

Policy acquisition expenses and other underwriting expenses				107.3					110.9	(0.2)	218.0

Policyholders’ dividends				—					0.1	—	0.1

GAAP underwriting (loss) profit				(2.8)					20.7	0.3	18.2

Net investment income				26.0					29.7	5.4	61.1

Other income				3.6					4.8	1.4	9.8

Other operating expenses				(1.2)					(4.3)	(7.3)	(12.8)

Segment income (loss) before federal income taxes				$25.6					$50.9	$(0.2)	$76.3

	Quarter ended June 30, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C

Net premiums written	$252.3	$110.4	$10.8	$373.5	$29.4	$52.8	$97.5	$87.2	$266.9	$0.2	$640.6

Net premiums earned	$252.2	$107.3	$10.0	$369.5	$29.8	$49.0	$89.8	$80.9	$249.5	$0.3	$619.3

Losses excluding prior year loss reserve development and catastrophe losses	160.3	48.7	3.2	212.2	20.0	25.9	35.5	27.8	109.2	—	321.4

Prior year loss reserve favorable development	(18.0)	(3.8)	(0.2)	(22.0)	(7.4)	(0.2)	(6.8)	(1.5)	(15.9)	(1.5)	(39.4)

Pre-tax catastrophe losses	1.8	22.4	0.4	24.6	—	0.5	9.8	3.2	13.5	—	38.1

Loss adjustment expenses (1)	31.3	9.2	0.6	41.1	3.6	4.1	10.4	5.7	23.8	0.3	65.2

Policy acquisition expenses and other underwriting expenses				107.7					98.1	0.2	206.0

Policyholders’ dividends				—					0.1	—	0.1

GAAP underwriting profit				5.9					20.7	1.3	27.9

Net investment income				29.3					30.5	3.8	63.6

Other income				4.6					5.2	1.6	11.4

Other operating expenses				(1.2)					(3.7)	(3.8)	(8.7)

Segment income before federal income taxes				$38.6					$52.7	$2.9	$94.2

(1)	Loss adjustment expenses includes favorable (unfavorable) development of $2.0 million and $(1.5) million in Personal Lines, $5.8 million and $0.4 million in Commercial Lines, and $7.8 million and $(1.1) million in Total P&C for the quarters ended June 30, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Six Months ended June 30, 2009
	Personal Lines				Commercial Lines
(In millions)	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C

Net premiums written	$491.5	$208.3	$19.2	$719.0	$60.5	$100.4	$190.7	$222.2	$573.8	$0.2	$1,293.0

Net premiums earned	$491.1	$217.4	$19.6	$728.1	$58.7	$92.8	$180.7	$201.4	$533.6	$0.3	$1,262.0

Losses excluding prior year loss reserve development and catastrophe losses	323.0	116.9	6.6	446.5	39.3	49.5	86.3	84.8	259.9	(0.1)	706.3

Prior year loss reserve (favorable) unfavorable development	(34.8)	8.8	(1.1)	(27.1)	(11.2)	(2.6)	(10.4)	(16.8)	(41.0)	0.1	(68.0)

Pre-tax catastrophe losses	2.6	43.1	0.4	46.1	—	0.3	14.0	4.4	18.7	—	64.8

Loss adjustment expenses (1)	59.8	19.1	0.3	79.2	(2.5)	4.5	19.0	18.1	39.1	0.4	118.7

Policy acquisition expenses and other underwriting expenses				212.7					220.5	(0.4)	432.8
Policyholders’ dividends				—					0.3	—	0.3

GAAP underwriting (loss) profit				(29.3)					36.1	0.3	7.1

Net investment income				53.6					61.3	10.9	125.8

Other income				7.1					9.2	2.8	19.1

Other operating expenses				(2.7)					(8.1)	(15.0)	(25.8)

Segment income (loss) before federal income taxes				$28.7					$98.5	$(1.0)	$126.2

	Six Months ended June 30, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C

Net premiums written	$511.6	$193.7	$19.9	$725.2	$67.6	$106.3	$192.1	$177.7	$543.7	$0.2	$1,269.1

Net premiums earned	$503.6	$215.4	$19.8	$738.8	$61.2	$99.8	$178.5	$158.4	$497.9	$0.3	$1,237.0

Losses excluding prior year loss reserve development and catastrophe losses	326.3	105.8	6.2	438.3	41.6	53.1	78.2	58.6	231.5	—	669.8

Prior year loss reserve (favorable) unfavorable development	(34.2)	0.3	(0.7)	(34.6)	(17.0)	(6.1)	(23.5)	(11.0)	(57.6)	(0.5)	(92.7)

Pre-tax catastrophe losses	2.3	32.2	1.1	35.6	—	0.5	16.5	4.8	21.8	—	57.4

Loss adjustment expenses (1)	64.4	17.1	1.0	82.5	7.1	8.9	19.2	12.4	47.6	0.6	130.7

Policy acquisition expenses and other underwriting expenses				216.3					197.5	(0.1)	413.7

Policyholders’ dividends				—					0.3	—	0.3

GAAP underwriting profit				0.7					56.8	0.3	57.8

Net investment income				59.0					61.4	7.6	128.0

Other income				8.8					9.5	3.3	21.6

Other operating expenses				(2.8)					(7.0)	(6.7)	(16.5)

Segment income before federal income taxes				$65.7					$120.7	$4.5	$190.9

(1)	Loss adjustment expenses includes favorable (unfavorable) development of $1.7 million and $(2.1) million in Personal Lines, $15.7 million and $3.3 million in Commercial Lines, and $17.4 million and $1.2 million in Total P&C for the six months ended June 30, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended June 30, 2009
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	64.6%	54.2%	35.0%	60.7%	67.7%	53.0%	39.8%	43.7%	46.6%	N/M	54.8%
Catastrophe losses	0.6%	16.8%	2.1%	5.5%	—	0.2%	4.3%	3.3%	2.8%	N/M	4.3%
Loss development	(8.5)%	2.7%	(9.3)%	(5.1)%	(15.1)%	0.6%	(8.7)%	(5.9)%	(6.7)%	N/M	(5.8)%

Total losses	56.7%	73.7%	27.8%	61.1%	52.6%	53.8%	35.4%	41.1%	42.7%	N/M	53.3%
Loss adjustment expenses (1)	11.7%	8.0%	(1.0)%	10.2%	(3.9)%	1.1%	13.9%	8.5%	7.7%	N/M	9.2%
Policy acquisition and other underwriting expenses (2)				28.6%					41.4%	N/M	33.9%
Policyholders’ dividends				—					—	N/M	—

Combined				99.9%					91.8%	N/M	96.4%

Policies in force (3)	(1.0)%	3.3%	(4.2)%	0.7%	(1.4)%	(2.4)%	1.8%	(1.7)%	(0.5)%	—	0.5%
Retention (3), (4)	74.3%	81.7%	N/M	78.1%	71.2%	78.1%	80.0%	79.6%	78.3%

	Quarter ended June 30, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	63.6%	45.4%	32.0%	57.4%	67.1%	52.9%	39.5%	34.3%	43.9%	N/M	51.9%
Catastrophe losses	0.7%	20.9%	4.0%	6.7%	—	1.0%	10.9%	4.0%	5.4%	N/M	6.2%
Loss development	(7.2)%	(3.6)%	(2.0)%	(5.9)%	(24.8)%	(0.4)%	(7.6)%	(1.8)%	(6.4)%	N/M	(6.4)%

Total losses	57.1%	62.7%	34.0%	58.2%	42.3%	53.5%	42.8%	36.5%	42.9%	N/M	51.7%
Loss adjustment expenses (1)	12.4%	8.6%	6.0%	11.1%	12.1%	8.4%	11.6%	7.0%	9.5%	N/M	10.5%
Policy acquisition and other underwriting expenses (2)				28.2%					39.0%	N/M	32.6%
Policyholders’ dividends				—					—	N/M	—

Combined				97.5%					91.4%	N/M	94.8%

Policies in force (3)	(1.1)%	(1.9)%	(5.3)%	(1.7)%	1.7%	4.8%	(0.1)%	5.6%	3.0%	—	(1.1)%
Retention (3), (4)	73.0%	81.6%	N/M	77.4%	78.5%	80.6%	80.9%	73.0%	80.1%

(1)	Loss adjustment expenses includes favorable (unfavorable) development of $2.0 million and $(1.5) million in Personal Lines, $5.8 million and $0.4 million in Commercial Lines, and $7.8 million and $(1.1) million in Total P&C for the quarters ended June 30, 2009 and 2008, respectively.
(2)	Policy acquisition and other underwriting expenses are reduced by installment fee revenues for purposes of the ratio calculation.
(3)	Policies in force and retention rates do not include recent acquisitions of Professionals Direct, Inc., Verlan Fire Insurance Company, and AIX, Inc.
(4)	The retention rate for Personal Lines is a twelve month rolling average calculation based on policies in force; the retention rate for Commercial Lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Six Months ended June 30, 2009
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	65.8%	53.9%	33.7%	61.3%	67.1%	53.4%	47.9%	42.0%	48.7%	N/M	56.0%
Catastrophe losses	0.5%	19.8%	2.0%	6.3%	—	0.3%	7.7%	2.2%	3.5%	N/M	5.1%
Loss development	(7.1)%	4.0%	(5.6)%	(3.7)%	(19.1)%	(2.8)%	(5.8)%	(8.3)%	(7.7)%	N/M	(5.4)%

Total losses	59.2%	77.7%	30.1%	63.9%	48.0%	50.9%	49.8%	35.9%	44.5%	N/M	55.7%
Loss adjustment expenses (1)	12.2%	8.8%	1.5%	10.9%	(4.3)%	4.8%	10.5%	9.0%	7.3%	N/M	9.4%
Policy acquisition and other underwriting expenses (2)				28.3%					41.0%	N/M	33.7%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				103.1%					92.9%	N/M	98.8%

Policies in force (3)	(1.0)%	3.3%	(4.2)%	0.7%	(1.4)%	(2.4)%	1.8%	(1.7)%	(0.5)%	—	0.5%
Retention (3), (4)	74.3%	81.7%	N/M	78.1%	72.0%	76.6%	79.9%	78.6%	77.8%

	Six Months ended June 30, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	64.7%	49.1%	31.2%	59.3%	68.0%	53.2%	43.8%	37.0%	46.4%	N/M	54.1%
Catastrophe losses	0.5%	14.9%	5.6%	4.8%	—	0.5%	9.2%	3.0%	4.4%	N/M	4.6%
Loss development	(6.8)%	0.2%	(3.5)%	(4.7)%	(27.8)%	(6.1)%	(13.2)%	(6.9)%	(11.6)%	N/M	(7.4)%

Total losses	58.4%	64.2%	33.3%	59.4%	40.2%	47.6%	39.8%	33.1%	39.2%	N/M	51.3%
Loss adjustment expenses (1)	12.8%	7.9%	5.1%	11.2%	11.6%	8.9%	10.8%	7.8%	9.6%	N/M	10.6%
Policy acquisition and other underwriting expenses (2)				28.4%					39.4%	N/M	32.8%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				99.0%					88.3%	N/M	94.7%

Policies in force (3)	(1.1)%	(1.9)%	(5.3)%	(1.7)%	1.7%	4.8%	(0.1)%	5.6%	3.0%	—	(1.1)%
Retention (3), (4)	73.0%	81.6%	N/M	77.4%	80.6%	80.9%	81.0%	76.0%	81.0%

(1)	Loss adjustment expenses includes favorable (unfavorable) development of $1.7 million and $(2.1) million in Personal Lines, $15.7 million and $3.3 million in Commercial Lines, and $17.4 million and $1.2 million in Total P&C for the six months ended June 30, 2009 and 2008, respectively.
(2)	Policy acquisition and other underwriting expenses are reduced by installment fee revenues for purposes of the ratio calculation.
(3)	Policies in force and retention rates do not include recent acquisitions of Professionals Direct, Inc., Verlan Fire Insurance Company, and AIX, Inc.
(4)	The retention rate for Personal Lines is a twelve month rolling average calculation based on policies in force; the retention rate for Commercial Lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

	Six Months ended June 30
(In millions, except yields)	2009		2008
		Yield		Yield
Fixed maturities (1)	$124.6	5.61%	$124.6	5.60%
Equity securities	2.1	—	2.1	—
Mortgages (2)	1.3	8.32%	0.4	9.33%
All other	1.6	—	3.8	—
Investment expenses	(3.4)	—	(2.5)	—

Total (3) (4)	$126.2	5.19%	$128.4	5.45%

(1)	Includes purchase accounting adjustments of $(1.2) million and $(1.7) million for the six months ended June 30, 2009 and 2008, respectively.
(2)	There were no mortgage prepayment fees for the six months ended June 30, 2009. Excluding mortgage prepayment fees of $0.1 million for the six months ended June 30, 2008, mortgage yields were 8.78%.
(3)	Excludes discontinued operations of $2.6 million and $34.2 million for the six months ended June 30, 2009 and 2008, respectively.
(4)	Amortization increased $0.5 million in the second quarter of 2009 due to the adoption of FSP FAS 115-2.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended June 30		Six Months ended June 30
(In millions)	2009	2008	2009	2008

Total other-than temporary impairment losses	$(18.1)	$(8.3)	$(34.6)	$(13.6)

Portion of loss recognized in other comprehensive income	11.4	—	11.4	—

Net other-than-temporary losses on securities recognized in earnings	(6.7)	(8.3)	(23.2)	(13.6)

Realized gains from sales and other	3.1	0.7	13.5	5.7

Net realized investment losses (1)	$(3.6)	$(7.6)	$(9.7)	$(7.9)

(1)	Excludes discontinued operations of $(2.7) million for the quarter ended June 30, 2008, and $(3.2) million and $(7.4) million for the six months ended June 30, 2009 and 2008, respectively. There were no realized gains or losses for discontinued operations for the quarter ended June 30, 2009.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	June 30, 2009		December 31, 2008
	Gross Unrealized Losses and OTTI	Fair Value	Gross Unrealized Losses	Fair Value

INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$40.7	$760.8	$150.2	$1,724.1
Greater than 12 months	89.9	843.3	94.4	469.8

Total investment grade fixed maturities	130.6	1,604.1	244.6	2,193.9

BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	47.5	186.3	64.2	152.5
Greater than 12 months	20.8	71.8	—	—

Total below investment grade fixed maturities	68.3	258.1	64.2	152.5

PERPETUAL PREFERRED SECURITIES:
12 months or less	—	—	—	—
Greater than 12 months	3.8	16.9	13.4	28.5

Total perpetual preferred securities	3.8	16.9	13.4	28.5

EQUITY SECURITIES:
12 months or less	0.1	1.7	11.4	32.3
Greater than 12 months	5.6	51.6	—	—

Total equity securities	5.7	53.3	11.4	32.3

Total (1)	$208.4	$1,932.4	$333.6	$2,407.2

(1)	Includes discontinued accident and health business of $19.5 million in gross unrealized losses with $55.9 million in fair value at June 30, 2009 and $15.7 million in gross unrealized losses with $52.3 million in fair value at December 31, 2008.

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

(In millions)		June 30, 2009		December 31, 2008
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	Amortized Cost	Fair Value

1	Aaa/Aa/A	$2,987.4	$2,981.6	$3,098.1	$2,997.8
2	Baa	1,226.3	1,204.8	1,074.8	981.5
3	Ba	170.7	149.4	151.5	133.2
4	B	105.2	94.3	111.0	83.8
5	Caa and lower	69.4	59.0	37.1	24.5
6	In or near default	10.0	10.8	8.8	5.5

Total fixed maturities (1)		$4,569.0	$4,499.9	$4,481.3	$4,226.3

(1)	Includes discontinued accident and health business of $105.3 million in amortized cost and $96.3 million in fair value at June 30, 2009 and $99.3 million in amortized cost and $85.4 million in fair value at December 31, 2008.

THE HANOVER INSURANCE GROUP

TOP 25 FINANCIAL FIXED MATURITY HOLDINGS

(In millions, except percentage data)	As of June 30, 2009
Issuer	Amortized Cost	Fair Value	As a percent of Invested Assets	S&P Ratings
Bank of America	$54.1	$45.0	0.91%	A-
Morgan Stanley	23.9	24.2	0.49%	A
Wells Fargo	21.9	20.7	0.42%	AA-
PNC Bank	19.8	18.4	0.37%	A
GE Capital	17.9	17.5	0.36%	AA+
Capital One	17.5	17.6	0.36%	BBB
Student Loan Market	16.9	14.1	0.29%	BBB-
American Express	16.2	15.0	0.30%	BBB+
CIT Group	16.2	18.2	0.37%	BB-
Fifth Third Bancorp	15.0	11.8	0.24%	BBB-
Goldman Sachs	14.4	13.7	0.28%	A
Manufacturers & Traders Bank	13.1	9.8	0.20%	A-
Genworth Global Funding	13.0	10.6	0.22%	BBB
Bank of Scotland	12.9	12.2	0.25%	A
Charter One	12.1	11.2	0.23%	BBB+
Union Bank of California	11.5	10.6	0.22%	A
American General Finance	11.2	6.5	0.13%	BB+
JP Morgan	11.1	10.6	0.21%	A+
Aetna	10.6	10.7	0.22%	A-
Branch Bank & Trust	10.5	9.8	0.20%	A
Prudential Financial	10.5	10.3	0.21%	A
Regions Bank	10.2	8.0	0.16%	BB+
Ameriprise Financial	10.0	10.0	0.20%	A
Bank of Oklahoma	10.0	8.8	0.18%	BBB+
Bank of New York Mellon	9.7	9.8	0.20%	A+

Top 25 Financial	390.2	355.1	7.22%
Other Financial	149.6	130.3	2.65%

Total Financial	$539.8	$485.4	9.87%

THE HANOVER INSURANCE GROUP

TOP 25 NON-FINANCIAL FIXED MATURITY HOLDINGS

(In millions, except percentage data)	As of June 30, 2009
Issuer	Amortized Cost	Fair Value	As a percent of Invested Assets	S&P Ratings
Valero Energy	$24.7	$24.4	0.50%	BBB
Union Pacific	19.0	20.0	0.41%	BBB
CVS	18.3	18.3	0.37%	BBB+
Dominion Resources	18.2	18.5	0.38%	A-
Conoco Phillips	18.0	18.9	0.38%	A
AT&T	17.8	18.7	0.38%	A
Encana	17.5	18.2	0.37%	A-
Kroger	17.5	18.1	0.37%	BBB-
Safeway	17.5	18.3	0.37%	BBB
Vodafone	16.9	17.3	0.35%	A-
Home Depot	16.9	17.0	0.35%	BBB+
Miller Brewing	16.5	16.2	0.33%	BBB+
Canadian National Railways	16.0	17.0	0.35%	A-
Comcast	15.8	17.0	0.35%	BBB+
Schering-Plough	15.4	16.0	0.33%	A-
Pacific Gas & Electric	15.3	16.3	0.33%	BBB+
Textron	15.0	13.4	0.27%	BB+
Shell	15.0	15.4	0.31%	AA+
Atmos Energy	14.9	15.3	0.31%	BBB+
Plains All-America Pipeline	14.7	14.2	0.29%	BBB-
Sempra Energy	14.6	14.9	0.30%	BBB+
BP Capital Markets	14.4	14.5	0.29%	AA
Enterprise Products	14.2	13.7	0.28%	BBB-
Deutsche Telecom	13.9	14.1	0.29%	BBB+
PSEG Energy	13.9	14.0	0.28%	BBB

Top 25 Non-Financial	411.9	419.7	8.54%
Other Non-Financial	1,273.8	1,278.0	26.00%

Total Non-Financial	$1,685.7	$1,697.7	34.54%

PROPERTY & CASUALTY

STATUTORY RATIOS

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended June 30, 2009
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	64.7%	54.1%	34.0%	60.7%	67.0%	53.0%	39.8%	43.9%	46.6%	N/M	54.9%
Catastrophe losses	0.6%	16.9%	2.1%	5.5%	—	—	4.3%	3.3%	2.7%	N/M	4.3%
Loss development	(8.5)%	2.7%	(9.3)%	(5.1)%	(14.9)%	0.6%	(8.7)%	(5.9)%	(6.7)%	N/M	(5.7)%

Total losses	56.8%	73.7%	26.8%	61.1%	52.1%	53.6%	35.4%	41.3%	42.6%	N/M	53.5%
Loss adjustment expenses (1)	11.8%	8.0%	(1.0)%	10.3%	(4.2)%	1.3%	13.9%	8.6%	7.8%	N/M	9.2%
Policy acquisition and other underwriting expenses				29.5%					40.3%	N/M	34.3%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				100.9%					90.8%	N/M	97.0%

	Quarter ended June 30, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	63.6%	45.4%	32.0%	57.5%	66.7%	52.9%	39.8%	34.1%	43.7%	N/M	51.9%
Catastrophe losses	0.7%	20.8%	5.0%	6.6%	—	1.0%	11.0%	4.1%	5.4%	N/M	6.2%
Loss development	(7.1)%	(3.5)%	(2.0)%	(6.0)%	(24.7)%	(0.4)%	(7.6)%	(1.8)%	(6.4)%	N/M	(6.4)%

Total losses	57.2%	62.7%	35.0%	58.1%	42.0%	53.5%	43.2%	36.4%	42.7%	N/M	51.7%
Loss adjustment expenses (1)	12.4%	8.6%	5.0%	11.1%	12.0%	8.4%	11.6%	7.0%	9.5%	N/M	10.5%
Policy acquisition and other underwriting expenses				29.2%					38.2%	N/M	32.9%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				98.4%					90.5%	N/M	95.1%

(1)	Loss adjustment expenses includes favorable (unfavorable) development of $2.0 million and $(1.5) million in Personal Lines, $5.8 million and $0.4 million in Commercial Lines, and $7.8 million and $(1.1) million in Total P&C for the quarters ended June 30, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Six Months ended June 30, 2009
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	65.8%	53.8%	33.7%	61.3%	66.4%	53.3%	47.8%	42.6%	48.8%	N/M	56.3%
Catastrophe losses	0.5%	19.8%	2.0%	6.3%	—	0.2%	7.7%	2.2%	3.5%	N/M	5.1%
Loss development	(7.1)%	4.0%	(5.6)%	(3.7)%	(18.9)%	(2.8)%	(5.8)%	(8.3)%	(7.7)%	N/M	(5.4)%

Total losses	59.2%	77.6%	30.1%	63.9%	47.5%	50.7%	49.7%	36.5%	44.6%	N/M	56.0%
Loss adjustment expenses (1)	12.3%	8.8%	1.0%	10.9%	(4.2)%	4.8%	10.5%	8.9%	7.3%	N/M	9.4%
Policy acquisition and other underwriting expenses				29.4%					40.1%	N/M	34.2%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				104.2%					92.1%	N/M	99.6%

	Six Months ended June 30, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	64.8%	49.1%	31.7%	59.4%	67.1%	53.2%	44.0%	37.5%	46.6%	N/M	54.3%
Catastrophe losses	0.4%	15.0%	5.5%	4.8%	—	0.5%	9.3%	3.0%	4.4%	N/M	4.6%
Loss development	(6.8)%	0.1%	(3.5)%	(4.7)%	(27.6)%	(6.1)%	(13.2)%	(6.9)%	(11.6)%	N/M	(7.5)%

Total losses	58.4%	64.2%	33.7%	59.5%	39.5%	47.6%	40.1%	33.6%	39.4%	N/M	51.4%
Loss adjustment expenses (1)	12.7%	7.9%	5.0%	11.1%	11.5%	8.8%	10.7%	7.9%	9.5%	N/M	10.5%
Policy acquisition and other underwriting expenses				29.5%					38.4%	N/M	33.3%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				100.1%					87.4%	N/M	95.2%

(1)	Loss adjustment expenses includes favorable (unfavorable) development of $1.7 million and $(2.1) million in Personal Lines, $15.7 million and $3.3 million in Commercial Lines, and $17.4 million and $1.2 million in Total P&C for the six months ended June 30, 2009 and 2008, respectively.

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Q2 09	Q1 09	2008	Q4 08	Q3 08	Q2 08	Q1 08
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$25.6	$3.1	$123.5	$39.7	$18.1	$38.6	$27.1
Commercial Lines	50.9	47.6	169.7	55.6	(6.6)	52.7	68.0
Other Property and Casualty	(0.2)	(0.8)	9.0	2.2	2.3	2.9	1.3

Total Property and Casualty	76.3	49.9	302.2	97.5	13.8	94.2	96.4
Interest expense on corporate debt	(10.5)	(10.4)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$65.8	$39.5	$262.3	$87.5	$3.8	$84.3	$86.4

Federal income tax expense on segment income	(21.8)	(13.1)	(86.3)	(27.9)	(0.5)	(28.8)	(29.1)

Total segment income after federal income taxes	$44.0	$26.4	$176.0	$59.6	$3.3	$55.5	$57.3

Federal income tax settlement	—	—	6.4	—	6.4	—	—
Net realized investment losses	(3.6)	(6.1)	(97.8)	(37.1)	(52.8)	(7.6)	(0.3)
Gain on tender offer	34.3	—	—	—	—	—	—
Other non-segment items	0.1	(0.1)	(0.1)	(0.1)	—	—	—
Federal income tax (expense) benefit on non-segment income	(11.7)	—	—	0.4	(0.4)	—	—

Income (loss) from continuing operations	63.1	20.2	84.5	22.8	(43.5)	47.9	57.0

Discontinued operations (net of taxes):
Gain (loss) from discontinued FAFLIC business	0.9	5.0	(84.8)	8.1	(21.7)	(67.7)	(3.5)
Gain (loss) from discontinued accident and health business	0.2	(3.3)	—	—	—	—	—
Gain from operations of AMGRO	—	—	10.1	—	—	10.4	—
Gain (loss) on disposal of discontinued variable life and annuity business	0.2	3.9	11.3	3.2	2.7	(0.8)	6.2
Other	—	—	(0.5)	—	0.7	—	(1.2)

NET INCOME (LOSS)	$64.4	$25.8	$20.6	$34.1	$(61.8)	$(10.2)	$58.5

PER SHARE DATA (DILUTED)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$1.23	$0.39	$1.63	$0.44	$(0.85)	$0.92	$1.09

INCOME (LOSS) FROM DISCONTINUED OPERATIONS	$0.02	$0.11	$(1.23)	$0.22	$(0.36)	$(1.12)	$0.03
NET INCOME (LOSS)	$1.25	$0.50	$0.40	$0.66	$(1.21)	$(0.20)	$1.12

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	51.4	51.4	51.7	51.4	51.0	51.8	52.3

BALANCE SHEET
Total assets	$7,747.7	$7,698.1		$9,230.2	$9,254.8	$9,463.8	$9,700.6
Total shareholders’ equity	$2,221.1	$1,967.6		$1,887.2	$2,040.1	$2,212.7	$2,320.7
Book value per share	$43.75	$38.62		$37.08	$40.09	$43.57	$45.23
Book value per share, excluding accumulated other comprehensive (loss) income	$47.15	$45.16		$44.64	$44.37	$45.55	$45.70

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
(2)	Weighted average shares outstanding for the quarter ended September 30, 2008 represents basic shares outstanding due to antidilution.

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2007	Q4 07	Q3 07	Q2 07	Q1 07
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$208.2	$57.8	$48.8	$55.0	$46.6
Commercial Lines	169.3	42.6	39.2	38.9	48.6
Other Property and Casualty	4.8	(2.4)	0.3	2.5	4.4

Total Property and Casualty	382.3	98.0	88.3	96.4	99.6
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$342.4	$88.0	$78.3	$86.5	$89.6

Federal income tax expense on segment income	(113.7)	(27.2)	(26.6)	(29.8)	(30.1)

Total segment income after federal income taxes	$228.7	$60.8	$51.7	$56.7	$59.5

Net realized investment (losses) gains	(0.9)	(0.6)	(0.8)	0.2	0.3
Federal income tax benefit (expense) on non-segment income	0.5	0.1	0.6	(0.1)	(0.1)

Income from continuing operations	228.3	60.3	51.5	56.8	59.7

Discontinued operations (net of taxes):
Income from discontinued FAFLIC business	10.9	2.6	1.5	2.7	4.1
Gain (loss) on disposal of discontinued variable life and annuity business	13.1	12.9	0.1	0.3	(0.2)
Other	0.8	—	0.8	—	—

NET INCOME	$253.1	$75.8	$53.9	$59.8	$63.6

PER SHARE DATA (DILUTED)

INCOME FROM CONTINUING OPERATIONS	$4.36	$1.15	$0.98	$1.09	$1.15

INCOME FROM DISCONTINUED OPERATIONS	$0.47	$0.29	$0.05	$0.05	$0.07
NET INCOME	$4.83	$1.44	$1.03	$1.14	$1.22

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	52.4	52.6	52.5	52.3	51.9

BALANCE SHEET
Total assets		$9,815.6	$9,845.2	$9,805.7	$9,776.2
Total shareholders’ equity		$2,299.0	$2,192.6	$2,099.4	$2,100.7
Book value per share		$44.37	$42.34	$40.55	$40.92
Book value per share, excluding accumulated other comprehensive (loss) income		$44.77	$43.62	$42.51	$41.33

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

Other Information

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2009
	Price Range		Dividends
	High	Low	Per Share
March 31	$43.37	$28.49	—
June 30	$38.11	$29.19	—
September 30
December 31

Quarter Ended	2008
	Price Range		Dividends
	High	Low	Per Share
March 31	$47.17	$40.14	—
June 30	$46.83	$41.71	—
September 30	$51.00	$38.01	—
December 31	$45.00	$31.92	$0.45

INDUSTRY RATINGS AS OF JULY 30, 2009

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s	Fitch
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A	A-	A3	A-

Citizens Insurance Company of America	A	A-	A3	A-

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s	Fitch
The Hanover Insurance Group, Inc. Senior Debt	bbb	BBB-	Baa3	BBB-

The Hanover Insurance Group, Inc. Capital Securities	bb+	BB-	Ba1	BB+

The Hanover Insurance Company Short Term Debt	—	—	Prime-3	—

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Director, Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com